UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2022

TPG PACE BENEFICIAL II CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40328	98-1574707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce St., Suite 3300 Fort Worth, TX		76102
(Address of principal executive offices)		(Zip Code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	YTPG	The New York Stock Exchange

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On November 16, 2022, Michael MacDougall resigned from his position as President of TPG Pace Beneficial II Corp. (the “Company”), effective November 23, 2022.

Following the effectiveness of Mr. MacDougall’s resignation, Eduardo Tamraz, 38, the Company’s Secretary, will assume the role of President of the Company. Mr. Tamraz has been the Company’s Secretary since March 2021. Mr. Tamraz is a Managing Director on the investment team for TPG Pace Group, and had previously served as a Vice President of TPG Capital, L.P. in Europe from 2014 to early 2017. Mr. Tamraz has also served as the Secretary and Executive Vice President of Corporate Development for TPG Pace Beneficial Finance Corp. since July 2020. He previously served as Secretary and Vice President of Corporate Development for TPG Pace Tech Opportunities Corp. from July 2020 through its business combination with Live Learning Technologies LLC “Nerdy” in September 2021 and as President of TPG Pace Solutions Corp. from March 2021 through its business combination with Vacasa, Inc. in December 2021. Mr. Tamraz also previously served as Secretary and Executive Vice President of Corporate Development of TPG Pace Holdings Corp. from its inception in February 2017 until its business combination with Accel Entertainment in November 2019 and as Secretary and Executive Vice President of Corporate Development of TPG Pace Energy Holdings Corp. from its inception in February 2017 until its business combination with Magnolia Oil & Gas Corporation in July 2018.

Mr. Tamraz has no family relationship with any directors or executive officers of the Company and there have not been any related party transactions involving Mr. Tamraz (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. There are no changes to Mr. Tamraz’s compensation arrangements with the Company as a result of his appointment as President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG PACE BENEFICIAL II CORP.

Date: November 22, 2022	By:	/s/ Eduardo Tamraz
	Name:	Eduardo Tamraz
	Title:	Secretary